Winner Medical Group Inc.
Equity Incentive Plan
 for the Fiscal Year 2012-2013

I. Introduction

The purpose of the Winner Medical Group Inc. Equity Incentive Plan for the Fiscal Year 2012-2013 (the “Plan”) is to enable the Company and its Affiliates to attract, motivate and retain management of the Company and key employees as well as to improve the ability for the Company to achieve sustainable growth in the long run.

The Plan is a sub-plan of the Company’s 2006 Equity Incentive Plan, as amended (the “2006 Plan”) and is subject in all respects to the 2006 Plan’s terms and conditions.  Capitalized terms not otherwise defined in the Plan shall have the respective meanings set forth in the 2006 Plan.

The Plan is effective as of November 3, 2011 (the “Effective Date”).

II. Administration

The Plan shall be administered in accordance with Article 2 of the 2006 Plan.

III. Participants

Eligible Participants in the Plan include Employee Directors, senior management and other key employees the Company or its Affiliates.

IV. Types of Awards; Shares Subject to the Plan; Issuance of Shares

1. Types of Awards.  The Administrator may issue Awards (each a “Restricted Stock Unit Award”) of stock units (each a “Stock Unit”) and/or Awards (each an “Option Award”) of Nonqualified Stock Options (each, an “Option”).  All Awards are unfunded pursuant to Section 23.5 of the 2006 Plan.

2. Shares Subject to the Plan.  Subject to adjustment as provided in Section 4.4 of the 2006 Plan, the maximum aggregate number of Shares for which Stock Units may be awarded under the Plan is five hundred and thirty thousand (530,000), and the maximum number of Shares for which Options may be granted under the Plan is one million seven hundred thousand (1,700,000, which as of the Effective Date represents less than 3% of the total Shares outstanding). If any Stock Units or Options granted pursuant to the Plan are forfeited or otherwise fail to vest as of a particular Vesting Date (as defined below), or if any Options expire unexercised, then the Shares underlying such Stock Units and/or Options will become available for future Awards under the Plan. The cumulative aggregate number of Shares covered by Restricted Stock Unit Awards and Option Awards that may be granted to a single Participant under the Plan shall not exceed 2% of the Company’s total outstanding Shares as of the date of grant of such Award.

EXHIBIT A

3. Awards of Stock Units. A Stock Unit represents the contractual right to be issued a Share on the Vesting Dates defined in Section VI and subject to the vesting requirements of Section VII and other terms and conditions of the Plan. Shares underlying any Restricted Stock Unit Award under the Plan shall not be issued to a Participant unless and until the vesting requirements in Section VII are fulfilled.  Participants will not be required to pay any purchase price for the Stock Units or the Shares covered by the Restricted Stock Unit Awards.

4. Awards of Options.  No Option may be exercised by a Participant unless and until the vesting requirements in Section VII are fulfilled.

V. Grant of Restricted Stock Units and Options

1. Award Grants. Pursuant to Section 2.2 of the 2006 Plan, the Board has delegated to the Company’s Chief Executive Officer authority to designate the Participants of the Plan and the number of Stock Units and/or Options Awarded to each Participant pursuant to Restricted Stock Unit Awards and Option Awards, and to establish the terms and conditions not inconsistent with the Plan and the 2006 Plan as the Chief Executive Officer shall determine. Notwithstanding the foregoing, in the case of any individual who (i) is subject to Section 16 of the Exchange Act or (ii) at the time of such designation is a “covered employee” under Section 162(m) of the Code or (iii) is an executive officer, the designation of such individual as a Participant and the determination of the terms and conditions applicable to such Participant’s Award shall be made by the Committee.

2. Execution of Award Agreement. Each Participant shall sign an Award Agreement with respect to each Award, pursuant to which the Participant acknowledges and agrees to the terms of the Plan.

VI. Vesting Dates; Option Terms

(1) Vesting Tranches.  The portion of a Restricted Stock Unit Award or Option Award that can potentially vest on a Vesting Date (as defined below), assuming satisfaction of all performance goals, is referred to in the Plan as a “Vesting Tranche.”  Each Restricted Stock Unit Award is comprised of two equal Vesting Tranches, each comprised of 50% of the total number of Stock Units covered by the Restricted Stock Unit Award.  Each Option Award is comprised of four equal Vesting Tranches, each covering 25% of the total Shares subject to the Option. The extent to which a Vesting Tranche actually becomes vested is determined by application of the vesting requirements of Section VII.

(2) Vesting Dates for Stock Units. The vesting date (“Vesting Date”) for the first Vesting Tranche of a Restricted Stock Unit Award is three years after the Effective Date (the “3-Year Date”). The Vesting Date for the second Vesting Tranche of a Restricted Stock Unit Award is four years after the Effective Date (the “4-Year Date”).

(3) Vesting Dates for Options.  The Vesting Date for the first Vesting Tranche of an Option Award is one year after the Effective Date (the “1-Year Date”). The Vesting Date for the second Vesting Tranche of an Option Award is two years after the Effective Date (the “2-Year Date”). The Vesting Date for the third Vesting Tranche of an Option Award is the 3-Year Date. The Vesting Date for the fourth Vesting Tranche of an Option Award is the 4-Year Date.

EXHIBIT A

(4) Option Terms.  Each Option shall be subject to the terms of the 2006 Plan governing Nonqualified Stock Options and to the following additional terms:

(1)  Each Option Vesting Tranche, to the extent it becomes vested, shall expire two (2) years after its Vesting Date.

(2)  The per Share Exercise Price of an Option will be determined by the Administrator when the Option is granted and shall in no event be less than 100% of the per Share Fair Market Value of the Shares subject to such Option on the date of grant of such Option

(3)  Payment for Shares purchased by exercise of an Option may be made in cash (by check) or, to the extent and under the circumstances permitted by Section 10.1(e) of the 2006 Plan, by the cashless exercise procedure described in such section.

VII. Vesting

1. Financial Performance. Prior to the commencement of each of fiscal years 2012 and 2013, the Board shall set Performance Goals with respect to financial targets, including the annual growth rate of net income (“Net Income Growth”) and annual growth rate of sales revenue (“Sales Growth”), for such fiscal year. The Company’s actual Net Income Growth for each of fiscal years 2012 and 2013 shall be expressed as a percentage (not less than 0% or greater than 100%) (“Net Income Goal Attainment Percentage”) of the target Net Income Growth for such fiscal year, and the Company’s actual Sales Growth for each such fiscal year shall be expressed as a percentage (not less than 0% or greater than 100%) (“Sales Goal Attainment Percentage”) of the target Sales Growth for such fiscal year.

2. Personal Performance.  For each of fiscal years 2012 and 2013, the Participant’s degree of achievement of individual performance measurements under the Company’s Performance Measurement Guidance shall be expressed as a percentage (not less than 0% or greater than 100%) (“Personal Goal Attainment Percentage”) of the target established for such Participant.

3. Aggregate Performance.  For each of fiscal years 2012 and 2013, a Participant’s “Aggregate Performance Attainment Percentage” shall equal the weighted average (determined using the weighting scheme set forth in the Participant’s Award Agreement) of the Net Income Goal Attainment Percentage, the Sales Goal Attainment Percentage, and the Personal Goal Attainment Percentage for such fiscal year.  The percentage of the Vesting Tranche of a Participant’s Award that potentially could vest assuming full attainment of personal performance targets is referred to in the Plan as the “Personal Percentage” of such Vesting Tranche. The “Financial Percentage” of such Vesting Tranche means 100% minus the Personal Percentage of such Vesting Tranche.

4. Vesting of Stock Units.  Stock Units held by a Participant whose employment has not Terminated as of the applicable Vesting Date shall vest as follows:

(a) No portion of a Participant’s Stock Units shall be vested before the 3-Year Date.

(b) On the 3-Year Date, the first Vesting Tranche of a Participant’s Restricted Stock Unit Award shall vest with respect to a number of Stock Units equal to (i) the full number of Stock Units covered by such first Vesting Tranche multiplied by (ii) the fiscal year 2012 Aggregate Performance Attainment Percentage.  The portion of the first Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

EXHIBIT A

(c)     On the 4-Year Date, the second Vesting Tranche of a Participant’s Restricted Stock Unit Award shall vest with respect to a number of Stock Units equal to (i) the full number of Stock Units covered by such Vesting Tranche multiplied by (ii) the fiscal year 2013 Aggregate Performance Attainment Percentage.  The portion of the second Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

5. Vesting of Options.  Options held by a Participant whose employment has not Terminated as of the applicable Vesting Date shall vest as follows:
(a) No portion of a Participant’s Stock Units shall be vested before the 1-Year Date.

(b) On the 1-Year Date, the first Vesting Tranche of an Option shall vest with respect to the number of Shares equal to (i) the full number of Shares subject to such Vesting Tranche multiplied by (ii) the fiscal year 2012 Aggregate Performance Attainment Percentage. The portion of the first Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

(c) On the 2-Year Date, the second Vesting Tranche of an Option shall vest with respect to the number of Shares equal to (i) the full number of Shares subject to such Vesting Tranche multiplied by (ii) the fiscal year 2012 Aggregate Attainment Percentage.  The portion of the second Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

(d) On the 3-Year Date, the third Vesting Tranche of an Option shall vest with respect to the number of Shares equal to (i) the full number of Shares subject to such Vesting Tranche multiplied by (ii) the fiscal year 2013 Aggregate Attainment Percentage. The portion of the third Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

(e) On the 4-Year Date, the fourth Vesting Tranche of an Option shall vest with respect to the number of Shares equal to (i) the full number of Shares subject to such Vesting Tranche multiplied by (ii) the fiscal year 2013 Aggregate Attainment Percentage. The portion of the fourth Vesting Tranche covering the remaining Shares shall be forfeited without any payment due by the Company to the Participant.

VIII. Effect of Vesting on Stock Units; Transferability of Awards and Shares

1. Effect of Stock Unit Vesting. The portion, if any, of the Vesting Tranche of a Restricted Stock Unit Award that becomes vested on a Vesting Date shall automatically become a right to receive Shares in accordance with this Section VIII.  Such Shares shall be issued to the Participant as soon as administratively feasible, and in no event more than 90 days after the applicable Vesting Date.

2. No Transfer Prior to Vesting. Neither a Restricted Stock Unit Award nor an Option Award may be transferred by a Participant prior to vesting, except as set forth in Section XI (6). The period of time between the date of grant of a Restricted Stock Unit Award or Option Award and the date a Vesting Tranche of the Restricted Stock Unit Award or Option Award either becomes fully vested or is forfeited pursuant to the terms of the Plan is referred to as the “Restriction Period.”

EXHIBIT A

3. Transferability of Shares.  The Participant may transfer his or her Shares issued in exchange for vested Stock Units and/or upon the exercise of Options, subject to the terms of the 2006 Plan, any insider trading policy of the Company, any separate agreements between the Company and the Participant that impose restrictions on transferability, and as long as the transfer does not violate applicable laws and regulations or written Company policies.

IX. Amendment and Termination of the Plan and Restricted Stock Unit Awards and Option Awards

The Board may at any time amend, suspend or terminate the Plan, and the Board may at any time amend any aspect of a Restricted Stock Unit Award or Option Award granted under the Plan, provided that no such amendment to an outstanding Restricted Stock Unit Award or Option Award shall materially impair the rights of any Participant, unless otherwise mutually agreed between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

To the extent not previously terminated, the Plan shall automatically terminate on the date the 2006 Plan terminates.

X. Change in Control and Capital Adjustments

In the event of a Change in Control or an event described in Section 4.4 of the 2006 Plan, the treatment of outstanding Restricted Stock Unit Awards and Option Awards issued under the Plan shall be governed by the terms of the 2006 Plan.

XI. Position Change, Bad Acts, Resignation or Death of a Participant

1. Position Change. Upon a change of position of a Participant prior to a Vesting Date, if the Participant is still a director, senior officer or key employee of the Company or its Subsidiaries, the number of unvested Shares remaining and the requirements for such vesting under Section VII above shall remain the same after the position change of the Participant; provided, however, that the Committee may adjust Participant’s performance targets as it deems necessary or appropriate to conform to the requirements of such new position; and provided further, if the Participant changes his or her position because of the Participant’s inability to meet the requirements of such position and/or such Participant’s individual performance target, as determined by the Committee, the Board shall decide, in its sole discretion, whether any or all of the unvested Shares subject to the Participant’s Restricted Stock Unit Awards and/or Option Awards shall be forfeited without any payment due by the Company to the Participant.  Notwithstanding the foregoing, no adjustment to a Participant’s Performance Goals shall be made that would result in an increase in the compensation of such Participant if such Participant’s compensation is intended to qualify as performance-based compensation under Section 162(m) of the Code for the applicable year.

2. Bad Acts. In the event that the Board determines that a Participant has committed one or more Bad Acts (as defined below), all of the unvested Stock Units subject to the Participant’s Restricted Stock Unit Awards and all Options (vested and unvested) subject to the Participant’s Option Awards shall be forfeited as of the date of such determination without any payment due by the Company to the Participant. For purposes of the Plan, a “Bad Act” shall mean any of the following: (i) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate, (ii) the Participant’s theft, dishonesty, willful misconduct, breach of duty, or falsification of any Company or Affiliate documents or records; (iii) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement, (iv) the Participant’s material failure to abide by a Company’s or Affiliate’s code of conduct or other policies (including without limitation, policies relating to ethical standards, confidentiality and reasonable workplace conduct); (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; or (vi) the commission of any other act that would be grounds for termination of the Participant for Cause (as defined in the 2006 Plan) by the Company (regardless of whether the Participant is Terminated by the Company).

EXHIBIT A

3. Resignation or Termination of a Participant. Upon resignation or involuntary Termination of a Participant prior to a Vesting Date, whether voluntarily or involuntarily, all of the Participant’s unvested Stock Units and Options shall be forfeited as of such Participant’s Termination Date without any payment due by the Company to the Participant.

4. Retirement. Upon retirement of a Participant prior to a Vesting Date (a) the Financial Percentage of each unvested Vesting Tranche of the Participant’s Stock Units and Options shall remain outstanding and eligible for vesting upon the applicable Vesting Date pursuant to the vesting requirements described in Section VII above, and (b) the Personal Percentage of each unvested Vesting Tranche of the Participant’s Stock Units and Options shall be forfeited as of such Participant’s Termination Date without any payment due by the Company to the Participant. For purposes hereof, “retirement” means a Participant’s voluntary or involuntary Termination after attaining the Company’s applicable retirement age with the intent, certified by the Participant in writing, of permanently withdrawing from the workforce.

5. Termination of a Participant due to Disability. If a Participant’s employment with the Company Terminates prior to a Vesting Date because of a Disability and the Disability was caused by a Company work related injury: (a) the Financial Percentage of each unvested Vesting Tranche of the Participant’s Stock Units and Options shall remain outstanding and eligible for vesting upon the applicable Vesting Date pursuant to the vesting requirements described in Section VII above, and (b) the Personal Percentage of each unvested Vesting Tranche of the Participant’s Stock Units and Options shall be forfeited as of such Participant’s Termination Date without any payment due by the Company to the Participant.. If the Disability is a result of other circumstances not involving performance of duties to the Company, the all of the Participant’s unvested Stock Units and Options shall be forfeited as of the Participant’s Termination Date except to the extent the Board shall decide, in its sole discretion, that clause (a) of the preceding sentence shall apply to all or a portion of the Financial Percentage of such unvested Stock Units and Options.

6. Death of a Participant. If a Participant dies while performing his or her duties for the Company prior to a Vesting Date, his or her Shares and unvested Stock Units and/or Options issued pursuant to Restricted Stock Unit Awards and/or Options under the Plan shall be transferred to the Participant’s designated heir(s) by law, and (a) the unvested Stock Units and/or Options attributable to the Net Income Target and the Sales Growth Target shall remain outstanding and eligible for vesting pursuant to the vesting requirements described in Section VII above, and (b) the unvested Stock Units and/or Options attributable to the Performance Measurement Target shall be forfeited, cancelled and returned to the Plan as of such Participant’s Termination Date without any payment due by the Company to the Participant. If the Participant dies as a result of other circumstances not involving performance of duties to the Company, the Board shall decide, in its sole discretion, whether any or all of the unvested Stock Units and/or Options subject to the Participant’s Restricted Stock Unit Awards and/or Option Awards shall be forfeited, cancelled and returned to the Plan as of such Participant’s Termination Date without any payment due by the Company to the Participant’s designated heir(s).

EXHIBIT A

XII. Other

1. No Guarantee of Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate a Participant's employment or service with the Company at any time, with or without cause. Employment with the Company is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time, to terminate any individual's employment with or without cause without regard to the effect it might have upon him or her as a Participant under the Plan.

2. No Stockholder Rights. Stock Units awarded under the Plan represent only contract rights to receive Shares in the future upon satisfaction of the vesting requirements described in the Plan. During the Restriction Period, a Participant shall not be entitled with respect to his or her Stock Units or Options to any of the rights or benefits generally accorded to stockholders, including without limitation the right to vote or receive dividends on the Shares underlying the Stock Units or Options. Except as provided in Section X above, a Participant shall not receive any credit or adjustment to the number of Shares issuable upon vesting of Stock Units and/or Options in the event the Company issues a dividend to its stockholders during the Stock Units’ Restriction Period or prior to the exercise of the Options.

3. Tax Liabilities. The Company, any Affiliate which is in existence or hereafter comes into existence, or any third party administrator shall not be liable to a Participant, employee or any other persons as to any tax consequence realized by such person due to the receipt, vesting, exercise or settlement of any Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. The Company, any Affiliates or a third party administrator shall have the right to deduct from any issuance of Shares under the Plan that would otherwise be distributed to a Participant pursuant to a Restricted Stock Unit Award or purchased by the Participant upon exercise of an Option Award, a portion of such Shares having a Fair Market Value equal to the amount of any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such issuance.

4. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

5. Terms and Conditions; Governing Law. The Plan and all Restricted Stock Unit Awards and/or Option Awards granted under the Plan are subject to the terms and conditions of the 2006 Plan, and shall be construed in accordance with and governed by the laws of the State of Nevada, but without regard to its conflict of law provisions.  In the event of any conflict between the Plan and the 2006 Plan, the 2006 Plan shall prevail.

EXHIBIT A

6. Entire Agreement; Effect of Plan on Other Arrangements. The Plan, the 2006 Plan, any resolutions of the Board adopting or administering the Plan and any Award Agreement entered into in connection with the Plan are the entire understanding between the Company and the Participant regarding the subject matter of the Plan and supersede all prior bonus or commission incentive plans and any written or verbal representations regarding the subject matter of the Plan. Participation in the Plan will not convey any entitlement to participate in this or future plans or to the same or similar bonus benefits. Payments under the Plan are an extraordinary item of compensation that are outside the normal or expected compensation for the purpose of calculating any extra benefits, termination, severance, redundancy, end-of-service premiums, bonuses, long-service Awards, overtime premiums, pension or retirement benefits or other similar payment.

EXHIBIT B

Restricted Stock Unit Award Agreement

Participant’s Name: ________________

Number of Stock Units Subject to Restricted Stock Unit Award: _______

Grant Date: _______________

Weighting of Performance Measures Applicable to Each Vesting Tranche:

____%                Net Income Growth

____%                Sales Growth

____%                Personal Performance

  100%                TOTAL

1.  The undersigned acknowledges (i) that he or she has been designated as a participant in the Winner Medical Group Inc. Equity Incentive Plan for the Fiscal Year 2012-2013 (the “Plan”), which is a sub-plan of the Winner Medical Group Inc. 2006 Equity Incentive Plan, as amended (the “2006 Plan”); (ii) that he or she was awarded on the Grant Date shown (subject to his or her timely execution of this Award Agreement) above a Restricted Stock Unit Award covering the number of Stock Units designated above (the “Award”); and that (iii) the performance metrics used in determining the vesting of each Vesting Tranche of the Award shall be weighted in the manner shown above.  The undersigned further acknowledges that the Award is subject to important terms and conditions set forth in the Plan, that he or she has received and reviewed, and understands, the plan documents for both the Plan and the 2006 Plan, and that in consideration of the Award he or she agrees to be bound by and comply with the Plan and the 2006 Plan.  Capitalized terms not defined in this Award Agreement shall have the meaning designated in the Plan and the 2006 Plan.

2. If the vesting requirements for the Stock Units as set forth in the Plan are not fulfilled, the undersigned acknowledges that the Stock Units shall not vest and shall be forfeited, cancelled and returned to the Company without any payment due by the Company to the undersigned, and the undersigned shall not have any right to any Shares underlying the unvested Stock Units.  The undersigned acknowledges that vesting of a portion of the Stock Units is subject to the undersigned’s satisfaction of a Personal Performance measurement under the Company’s Performance Measurement Guidance. The undersigned agrees that the Company’s Board or Compensation Committee has the sole discretion to determine the undersigned’s performance measurement score under the Company’s Performance Measurement Guidance.

3. The undersigned acknowledges that if his or her employment with the Company terminates for any reason before a Vesting Date, the unvested portion of the Award shall be immediately forfeited without any payment due by the Company to the undersigned, except as otherwise provided in Section XI of the Plan.

4. The undersigned agrees that the undersigned is ultimately liable and responsible for all taxes owed by the undersigned in connection with the Award or Shares under the Plan, regardless of any action the Company takes with respect to any obligations for tax withholding that arise in connection with the Award or Shares under this Agreement. The Company makes no representation and takes no obligation regarding the treatment of any tax withholding or other tax requirements in connection with this Award, the issuance of the Shares covered by the Award or the subsequent sale of any of the Shares covered by the Award.

EXHIBIT B

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above written.

By: ____________________ Name: National ID Number: Date:

EXHIBIT B

Option Award Agreement

Participant’s Name: ________________

Number of Shares Subject to Option Award: _______

Grant Date: _______________

Exercise Price per Share: US$__

Weighting of Performance Measures Applicable to Each Vesting Tranche:

____%                Net Income Growth

____%                Sales Growth

____%                Personal Performance

  100%                TOTAL

1.  The undersigned acknowledges (i) that he or she has been designated as a participant in the Winner Medical Group Inc. Equity Incentive Plan for the Fiscal Year 2012-2013 (the “Plan”), which is a sub-plan of the Winner Medical Group Inc. 2006 Equity Incentive Plan, as amended (the “2006 Plan”); (ii) that he or she was awarded on the Grant Date shown (subject to his or her timely execution of this Award Agreement) above an Option Award covering the number of Shares designated above (the “Award”); and that (iii) the performance metrics used in determining the vesting of each Vesting Tranche of the Award shall be weighted in the manner shown above.  The undersigned further acknowledges that the Award is subject to important terms and conditions set forth in the Plan, that he or she has received and reviewed, and understands, the plan documents for both the Plan and the 2006 Plan, and that in consideration of the Award he or she agrees to be bound by and comply with the Plan and the 2006 Plan.  Capitalized terms not defined in this Award Agreement shall have the meaning designated in the Plan and the 2006 Plan.

2. If the vesting requirements for the Options as set forth in the Plan are not fulfilled, the undersigned acknowledges that the Shares shall not vest and shall be forfeited, cancelled and returned to the Company without any payment due by the Company to the undersigned, and the undersigned shall not have any right to any Shares underlying the unvested Shares.  The undersigned acknowledges that vesting of a portion of the Shares is subject to the undersigned’s satisfaction of a Personal Performance measurement under the Company’s Performance Measurement Guidance. The undersigned agrees that the Company’s Board or Compensation Committee has the sole discretion to determine the undersigned’s performance measurement score under the Company’s Performance Measurement Guidance.

3. The undersigned acknowledges that if his or her employment with the Company terminates for any reason before a Vesting Date, the unvested portion of the Award shall be immediately forfeited without any payment due by the Company to the undersigned, except as otherwise provided in Section XI of the Plan.

EXHIBIT B

4. The undersigned agrees that the undersigned is ultimately liable and responsible for all taxes owed by the undersigned in connection with the Award or Shares under the Plan, regardless of any action the Company takes with respect to any obligations for tax withholding that arise in connection with the Award or Shares under this Agreement. The Company makes no representation and takes no obligation regarding the treatment of any tax withholding or other tax requirements in connection with this Award, the issuance of the Shares covered by the Award or the subsequent sale of any of the Shares covered by the Award.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year above written.

By: ____________________ Name: National ID Number: Date: